MERRILL LYNCH
MARYLAND
MUNICIPAL
BOND FUND

[FUND LOGO]
STRATIGIC
         Performance

Semi-Annual Report

January 31, 1998

Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Maryland
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                            #16859 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Maryland Muncipal Bond Fund           January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamen-tal concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Conse-quently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of muni-cipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
We adopted a slightly defensive investment strategy going into the second half of 1997. We believed that economic growth would resurge and that the Fed-eral Reserve Board would have to raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for securities in the US Treasury bond market. In response to the Asian financial crisis and the continued low domestic inflationary environment, we shifted Merrill Lynch Maryland Municipal Bond Fund toward a more aggressive strategy by early November 1997.

During the six months ended January 31, 1998, new issuance was just over $1.6 billion in the Maryland tax-exempt bond market. This represented an increase of approximately 23% compared to the same period a year ago. Additionally, the majority of new issuance in Maryland was dominated by current coupons and lesser call protection, which would not enhance the Fund's overall structure.

Looking ahead, we expect to maintain the Fund's fully invested position. We believe that interest rates will remain in a narrow trading range. We plan to use periods of higher interest rates to structure the portfolio more aggressively. However, an anticipated lack of new issuance in Maryland may curtail our ability to execute this strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Maryland
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Vice President and Portfolio Manager

March 6, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                              12 Month     3 Month
                                                  1/31/98         10/31/97       1/31/97      % Change     % Change
Class A Shares*                                    $9.84           $9.62          $9.33        + 5.47%       +2.29%
Class B Shares*                                     9.84            9.62           9.33        + 5.47        +2.29
Class C Shares*                                     9.84            9.63           9.33        + 5.47        +2.18
Class D Shares*                                     9.84            9.62           9.33        + 5.47        +2.29
Class A Shares -- Total Return*                                                                +10.88(1)     +3.52(2)
Class B Shares -- Total Return*                                                                +10.32(3)     +3.39(4)
Class C Shares -- Total Return*                                                                +10.21(5)     +3.25(6)
Class D Shares -- Total Return*                                                                +10.77(7)     +3.49(8)
Class A Shares -- Standardized 30-day Yield         3.98%
Class B Shares -- Standardized 30-day Yield         3.64%
Class C Shares -- Standardized 30-day Yield         3.54%
Class D Shares -- Standardized 30-day Yield         3.89%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.478 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.430 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.105 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.420 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.102 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.469 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.115 per share ordinary income dividends.



Performance Summary -- Class A Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*        % Change**
10/29/93 -- 12/31/93       $10.00            $10.07                   --                 $0.077              + 1.48%
1994                        10.07              8.58                   --                  0.511              - 9.87
1995                         8.58              9.52                   --                  0.505              +17.22
1996                         9.52              9.36                   --                  0.462              + 3.33
1997                         9.36              9.77                   --                  0.480              + 9.79
1/1/98 -- 1/31/98            9.77              9.84                   --                  0.032              + 1.13
                                                                                   Total $2.067
                                                                     Cumulative total return as of 1/31/98:  +23.00%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*        % Change**
10/29/93 -- 12/31/93       $10.00            $10.07                  --                  $0.068               + 1.38%
1994                        10.07              8.58                  --                   0.464               -10.33
1995                         8.58              9.53                  --                   0.459               +16.75
1996                         9.53              9.37                  --                   0.415               + 2.81
1997                         9.37              9.78                  --                   0.432               + 9.23
1/1/98 -- 1/31/98            9.78              9.84                  --                   0.029               + 0.98
                                                                                   Total $1.867
                                                                       Cumulative total return as of 1/31/98: +20.35%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*        % Change**
10/21/94 -- 12/31/94      $8.79             $8.58                    --                  $0.089               - 1.35%
1995                       8.58              9.53                    --                   0.449               +16.63
1996                       9.53              9.37                    --                   0.405               + 2.70
1997                       9.37              9.78                    --                   0.422               + 9.12
1/1/98 -- 1/31/98          9.78              9.84                    --                   0.028               + 0.97
                                                                                   Total $1.393
                                                                      Cumulative total return as of 1/31/98:  +30.17%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*         % Change**
10/21/94 -- 12/31/94       $8.79             $8.58                    --                 $0.098                - 1.25%
1995                        8.58              9.52                    --                  0.496                +17.11
1996                        9.52              9.36                    --                  0.453                + 3.23
1997                        9.36              9.77                    --                  0.471                + 9.68
1/1/98 -- 1/31/98           9.77              9.84                    --                  0.032                + 1.12
                                                                                   Total $1.550
                                                                        Cumulative total return as of 1/31/98: +32.40%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return

                                % Return Without       % Return With
                                  Sales Charge         Sales Charge**
Class A Shares*
Year Ended 12/31/97                  +9.79%               +5.40%
Inception (10/29/93)
through 12/31/97                     +4.80                +3.78

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                   % Return               % Return
                                  Without CDSC           With CDSC**
Class B Shares*
Year Ended 12/31/97                  +9.23%                +5.23%
Inception (10/29/93)
through 12/31/97                     +4.30                 +4.30

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                    % Return                % Return
                                  Without CDSC             With CDSC**
Class C Shares*
Year Ended 12/31/97                  +9.12%                  +8.12%
Inception (10/21/94)
through12/31/97                      +8.28                   +8.28

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                               % Return Without         % Return With
                                 Sales Charge           Sales Charge**
Class D Shares*
Year Ended 12/31/97                 +9.68%                  +5.30%
Inception (10/21/94)
through 12/31/97                    +8.80                   +7.42

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





Merrill Lynch Maryland Municipal Bond Fund                                                                        January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

S&P            Moody's           Face                                                                                  Value
Ratings        Ratings          Amount                      Issue                                                    (Note 1a)



Maryland -- 85.7%
AA-            Aa3            $1,000       Baltimore, Maryland, Port Facilities Revenue Bonds (Consolidated
                                           Coal Sales Co.), 6.50% due 12/01/2010                                        $1,107
AA             Aa3               600       Carroll County, Maryland, Registered Bonds (County
                                           Commissioners-Consolidated Public Improvement), UT,
                                           6.50% due 10/01/2024                                                            681
NR*            Aa2             1,250       Maryland Community Development Administration, Department of
                                           Housing and Community Development Refunding Bonds (Residential),
                                           Series A, 5.60% due 3/01/2017                                                 1,294
                                           Maryland Community Development Administration, S/F Program Bonds
                                           (Department of Housing and Community Development):
NR*            Aa                500       4th Series, 6.45% due 4/01/2014                                                 535
NR*            Aa                250       6th Series, 7.05% due 4/01/2017                                                 270
NR*            Aa                490       7th Series, AMT, 7.30% due 4/01/2025                                            527
                                           Maryland Health and Higher Educational Facilities Authority Revenue Bonds:
NR*            VMIG1+            200       (Pooled Loan Program), VRDN, Series A, 3.60% due 4/01/2035 (i)                  200
NR*            Baa1            1,250       Refunding (Kennedy Krieger Issue), 5.125% due 7/01/2022                       1,220
AAA            Aaa             1,470       Refunding (Maryland General Hospital), 6.125% due 7/01/2019 (b)               1,617
A              A               1,200       Refunding (Memorial Hospital of Cumberland), 6.50% due 7/01/2004 (h)          1,351
AAA            Aaa               625       (University of Maryland Medical Systems), Series B, 7% due 7/01/2022 (a)        797
AAA            NR*             1,000       Maryland State Economic Development Corporation, Health Care Facilities
                                           Revenue Bonds (Crescent Cities Project), Series A, 5.30%
                                           due 12/20/2018 (f)                                                            1,012
A-             NR*             1,000       Maryland State Energy Financing Administration, Solid Waste Disposal
                                           Revenue Bonds, Limited Obligation (Wheelabrator Water Projects), AMT,
                                           6.45% due 12/01/2016                                                          1,110
AAA            Aaa               500       Maryland State Transportation Authority, Special Obligation Revenue
                                           Bonds (Baltimore/Washington International Airport Project), AMT,
                                           Series A, 6.25% due 7/01/2014 (a)                                               547
                                           Maryland Water Quality Financing Administration, Revolving Loan Fund
                                           Revenue Bonds, Series A:
AA             Aa2               300       6.375% due 9/01/2010                                                            332
AA             Aa2               500       6.55% due 9/01/2014                                                             551
NR*            Aa2               500       Montgomery County, Maryland, Housing Opportunities Commission,
                                           S/F Mortgage Revenue Bonds, Series A, 5.75% due 7/01/2013                       527
AAA            Aaa               500       Montgomery County, Maryland, Parking Revenue Refunding Bonds
                                           (Silver Spring Parking Lot), Series A, 6.25% due 6/01/2009 (a)                  549
NR*            Baa             1,000       Montgomery County, Maryland, Revenue Authority, Golf Course
                                           System Revenue Bonds, Series A, 6.125% due 10/01/2022                         1,068
NR*            A               1,000       Northeast Maryland, Waste Disposal Authority, Solid Waste
                                           Revenue Bonds (Montgomery County Resource Recovery Project),
                                           AMT, Series A, 6.30% due 7/01/2016                                            1,073
AAA            Aaa             1,000       Prince Georges County, Maryland, Consolidated Public
                                           Improvement Bonds, 5.50% due 3/15/2016 (b)                                    1,049
AAA            NR*               500       Prince Georges County, Maryland, Housing Authority, Mortgage
                                           Revenue Refunding Bonds (Parker Apartments Project), Series A,
                                           7.25% due 11/20/2016 (f)                                                        534
AAA            NR*               935       Prince Georges County, Maryland, Housing Authority, S/F
                                           Mortgage Revenue Bonds, AMT, Series A, 6.60% due 12/01/2025 (g)                 998
                                           Prince Georges County, Maryland, PCR, Refunding (Potomac
                                           Electric Project):
A              A1              1,000       5.75% due 3/15/2010                                                           1,115
A              A1                250       6.375% due 1/15/2023                                                            270
                                           University of Maryland, University Revenue Bonds, VRDN (e)(i):
A1+            VMIG1+            300       (Equipment Loan Program), Series A, 3.40% due 7/01/2015                         300
A1+            VMIG1+            300       (Revolving Equipment Loan Program), Series B, 3.40% due 7/01/2015               300
AAA            Aaa             1,000       Washington, D.C., Metropolitan Area Transportation Authority,
                                           Gross Revenue Refunding Bonds, 6% due 7/01/2010 (a)                           1,139
AA             Aaa               500       Washington Suburban Sanitation District, Maryland, Registered,
                                           General Construction Bonds, UT, 6.625% due 6/01/2004 (h)                        566

Puerto Rico -- 16.6%
AAA            Aaa               510       Puerto Rico Commonwealth, Highway and Transportation
                                           Authority, Highway Revenue
                                           Bonds, Series T, 6.625% due 7/01/2002 (h)                                       571
                                           Puerto Rico Electric Power Authority, Power Revenue Bonds:
BBB+           Aaa             1,000       Series P, 7% due 7/01/2001 (h)                                                1,114
AAA            Aaa               400       Series T, STRIPES, 7.772% due 7/01/2005 (c)(d)                                  483
AAA            Aaa             1,000       Puerto Rico Municipal Finance Agency, UT, Series A, 5.50%
                                           due 7/01/2021 (c)                                                             1,044
AAA            Aaa             1,000       Puerto Rico Public Buildings Authority, Guaranteed
                                           Government Facilities Revenue Bonds, Series A, 6.25% due 7/01/2012 (j)        1,175

Total Investments (Cost -- $25,052) -- 102.3%                                                                           27,026

Liabilities in Excess of Other Assets -- (2.3%)                                                                           (613)
                                                                                                                    ----------
Net Assets -- 100.0%                                                                                                   $26,413
                                                                                                                    ==========

(a) FGIC Insured.
(b) MBIA Insured.
(c) FSA Insured.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rates shown are those in effect at January 31, 1998.
(e) SLMA Insured.
(f) GNMA Collateralized.
(g) FNMA/GNMA Collateralized.
(h) Prerefunded.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rates shown are those in effect at January 31, 1998.
(j) AMBAC Insured.
 *  Not Rated.
 +  Highest short-term rating by Moody's Investors Service, Inc.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Maryland Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
STRIPES  Short-Term Rate Inverse Payment Exempt Securities
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost -- $25,052,353) (Note 1a)                           $27,026,473
                      Cash                                                                                            83,847
                      Receivables:
                      Interest                                                                    $292,712
                      Securities sold                                                              134,933
                      Beneficial interest sold                                                      35,153           462,798
                                                                                             -------------
                      Deferred organization expenses (Note 1e)                                                        19,877
                      Prepaid registration fees and other assets (Note 1e)                                             5,027
                                                                                                               -------------
                      Total assets                                                                                27,598,022
                                                                                                               -------------

Liabilities:          Payables:
                      Securities purchased                                                       1,009,230
                      Beneficial interest redeemed                                                  89,357
                      Dividends to shareholders (Note 1f)                                           18,592
                      Distributor (Note 2)                                                          10,099
                      Investment adviser (Note 2)                                                      734         1,128,012
                                                                                             -------------
                      Accrued expenses and other liabilities                                                          56,525
                                                                                                               -------------
                      Total liabilities                                                                            1,184,537
                                                                                                               -------------

Net Assets:           Net assets                                                                                 $26,413,485
                                                                                                               =============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                              $21,924
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              219,158
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               17,134
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               10,194
                      Paid-in capital in excess of par                                                            25,589,202
                      Accumulated realized capital losses on investments  -- net (Note 5)                         (1,418,247)
                      Unrealized appreciation on investments -- net                                                1,974,120
                                                                                                               -------------
                      Net assets                                                                                 $26,413,485
                                                                                                               =============

Net Asset Value:      Class A -- Based on net assets of $2,157,112 and 219,235 shares
                      of beneficial interest outstanding                                                               $9.84
                                                                                                               =============
                      Class B -- Based on net assets of $21,567,064 and 2,191,575 shares
                      of beneficial interest outstanding                                                               $9.84
                                                                                                               =============
                      Class C -- Based on net assets of $1,686,596 and 171,337 shares
                      of beneficial interest outstanding                                                               $9.84
                                                                                                               =============
                      Class D -- Based on net assets of $1,002,713 and 101,937 shares
                      of beneficial interest outstanding                                                               $9.84
                                                                                                               =============

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                        January 31, 1998


Investment Income     Interest and amortization of premium and discount earned                                   $731,855
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                       $72,308
                      Account maintenance and distribution fees -- Class B (Note 2)            53,605
                      Professional fees                                                        26,403
                      Accounting services (Note 2)                                             23,337
                      Printing and shareholder reports                                         13,827
                      Amortization of organization expenses (Note 1e)                           8,151
                      Transfer agent fees -- Class B (Note 2)                                   7,525
                      Registration fees (Note 1e)                                               6,005
                      Account maintenance and distribution fees -- Class C (Note 2)             5,605
                      Pricing fees                                                              2,264
                      Custodian fees                                                            1,198
                      Trustees' fees and expenses                                                 743
                      Transfer agent fees -- Class C (Note 2)                                     694
                      Transfer agent fees -- Class A (Note 2)                                     609
                      Account maintenance fees -- Class D (Note 2)                                459
                      Transfer agent fees -- Class D (Note 2)                                     271
                      Other                                                                     1,410
                                                                                           ----------
                      Total expenses before reimbursement                                     224,414
                      Reimbursement of expenses (Note 2)                                      (78,467)
                                                                                           ----------
                      Total expenses after reimbursement                                                          145,947
                                                                                                               ----------
                      Investment income -- net                                                                    585,908
                                                                                                               ----------

Realized &            Realized gain on investments -- net                                                         200,653
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                     256,900
Investments -- Net                                                                                             ----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                     $1,043,461
                                                                                                               ==========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                         Jan. 31, 1998       July 31, 1997

Operations:            Investment income -- net                                                 $585,908          $1,207,658
                       Realized gain on investments -- net                                       200,653             359,102
                       Change in unrealized appreciation on investments -- net                   256,900             878,768
                                                                                           -------------       -------------
                       Net increase in net assets resulting from operations                    1,043,461           2,445,528
                                                                                           -------------       -------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                   (50,791)            (75,091)
(Note 1f):             Class B                                                                  (472,722)           (998,749)
                       Class C                                                                   (40,286)            (97,508)
                       Class D                                                                   (22,109)            (36,310)
                                                                                           -------------       -------------
                       Net decrease in net assets resulting from dividends
                       to shareholders                                                          (585,908)         (1,207,658)
                                                                                           -------------       -------------

Beneficial Interest    Net decrease in net assets derived from
Transactions           beneficial interest transactions                                         (744,526)           (718,693)
(Note 4):                                                                                  -------------       -------------

Net Assets:            Total increase (decrease) in net assets                                  (286,973)            519,177
                       Beginning of period                                                    26,700,458          26,181,281
                                                                                           -------------       -------------
                       End of period                                                         $26,413,485         $26,700,458
                                                                                           =============       =============

                       See Notes to Financial Statements.






Financial Highlights

                                                                                              Class A
                                                                  For the                                           For the
                                                                   Six                                              Period
The following per share data and ratios have been derived         Months                                            Oct. 29,
from information provided in the financial statements.            Ended                                             1993+ to
                                                                 Jan. 31,           For the Year Ended July 31,     July 31,
                                                                   1998            1997        1996         1995     1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period           $9.66          $9.21       $9.15       $9.20      $10.00
Operating                                                       ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                         .24            .48         .47         .52         .37
                     Realized and unrealized gain (loss) on
                     investments -- net                               .18            .45         .06        (.05)       (.80)
                                                                ---------      ---------   ---------   ---------   ---------
                     Total from investment operations                 .42            .93         .53         .47        (.43)
                                                                ---------      ---------   ---------   ---------   ---------
                     Less dividends from investment
                     income -- net                                   (.24)          (.48)       (.47)       (.52)       (.37)
                                                                ---------      ---------   ---------   ---------   ---------
                     Net asset value, end of period                 $9.84          $9.66       $9.21       $9.15       $9.20
                                                                =========      =========   =========   =========   =========

Total Investment     Based on net asset value per share              4.43%++++     10.35%       5.85%       5.39%      (4.32%)++++
Return:**                                                       =========      =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                   .65%*          .47%        .37%        .13%        .03%*
Net Assets:                                                     =========      =========   =========   =========   =========
                     Expenses                                        1.24%*         1.32%       1.26%       1.57%       1.76%*
                                                                =========      =========   =========   =========   =========
                     Investment income -- net                        4.92%*         5.11%       5.04%       5.80%       5.30%*
                                                                =========      =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)      $2,157         $1,928      $1,252      $1,362      $1,589
Data:                                                           =========      =========   =========   =========   =========
                     Portfolio turnover                             43.28%         94.90%      81.87%      73.99%      29.40%
                                                                =========      =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






Financial Highlights (continued)

                                                                                              Class B
                                                                  For the                                           For the
                                                                   Six                                              Period
The following per share data and ratios have been derived         Months                                            Oct. 29,
from information provided in the financial statements.            Ended                                             1993+ to
                                                                 Jan. 31,           For the Year Ended July 31,     July 31,
                                                                   1998            1997        1996         1995     1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period           $9.66          $9.21       $9.16       $9.20      $10.00
Operating                                                       ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                         .22            .43         .42         .47         .33
                     Realized and unrealized gain (loss) on
                     investments -- net                               .18            .45         .05        (.04)       (.80)
                                                                ---------      ---------   ---------   ---------   ---------
                     Total from investment operations                 .40            .88         .47         .43        (.47)
                                                                ---------      ---------   ---------   ---------   ---------
                     Less dividends from investment
                     income -- net                                   (.22)          (.43)       (.42)       (.47)       (.33)
                                                                ---------      ---------   ---------   ---------   ---------
                     Net asset value, end of period                 $9.84          $9.66       $9.21       $9.16       $9.20
                                                                =========      =========   =========   =========   =========

Total Investment     Based on net asset value per share              4.16%++++      9.79%       5.19%       4.96%      (4.68%)++++
Return:**                                                       =========      =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                  1.16%*          .97%        .88%        .65%        .53%*
Net Assets:                                                     =========      =========   =========   =========   =========
                     Expenses                                        1.75%*         1.82%       1.77%       2.08%       2.27%*
                                                                =========      =========   =========   =========   =========
                     Investment income -- net                        4.41%*         4.59%       4.52%       5.29%       4.74%*
                                                                =========      =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)     $21,567        $21,851     $22,053     $18,371     $14,484
Data:                                                           =========      =========   =========   =========   =========
                     Portfolio turnover                             43.28%         94.90%      81.87%      73.99%      29.40%
                                                                =========      =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class C
                                                                           For                                  For the
                                                                         the Six                                Period
The following per share data and ratios have been derived                 Months           For the Year         Oct. 21,
from information provided in the financial statements.                    Ended               Ended             1994+ to
                                                                         Jan. 31,            July 31,           July 31,
Increase (Decrease) in Net Asset Value:                                    1998          1997        1996        1995



Per Share            Net asset value, beginning of period                   $9.67         $9.22       $9.16        $8.79
Operating                                                               ---------     ---------   ---------    ---------
Performance:         Investment income -- net                                 .21           .42         .41          .36
                     Realized and unrealized gain on
                     investments -- net                                       .17           .45         .06          .37
                                                                        ---------     ---------   ---------    ---------
                     Total from investment operations                         .38           .87         .47          .73
                                                                        ---------     ---------   ---------    ---------
                     Less dividends from investment income -- net            (.21)         (.42)       (.41)        (.36)
                                                                        ---------     ---------   ---------    ---------
                     Net asset value, end of period                         $9.84         $9.67       $9.22        $9.16
                                                                        =========     =========   =========    =========
Total Investment     Based on net asset value per share                      4.00%++++     9.67%       5.18%        8.51%++++
Return:**                                                               =========     =========   =========    =========

Ratios to            Expenses, net of reimbursement                          1.26%*        1.07%       1.00%         .82%*
Average                                                                 =========     =========   =========    =========
Net Assets:          Expenses                                                1.86%*        1.92%       1.88%        2.08%*
                                                                        =========     =========   =========    =========
                     Investment income -- net                                4.31%*        4.47%       4.39%        5.08%*
                                                                        =========     =========   =========    =========

Supplemental         Net assets, end of period (in thousands)              $1,686        $2,038      $2,229       $1,013
Data:                                                                   =========     =========   =========    =========
                     Portfolio turnover                                     43.28%        94.90%      81.87%       73.99%
                                                                        =========     =========   =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class D
                                                                           For                                 For the
                                                                         the Six                               Period
The following per share data and ratios have been derived                 Months           For the Year        Oct. 21,
from information provided in the financial statements.                    Ended               Ended            1994+ to
                                                                         Jan. 31,            July 31,          July 31,
                                                                           1998          1997        1996        1995
Increase (Decrease) in Net Asset Value:


Per Share            Net asset value, beginning of period                   $9.66         $9.21       $9.16        $8.79
Operating                                                               ---------     ---------   ---------    ---------
Performance:         Investment income -- net                                 .24           .47         .46          .40
                     Realized and unrealized gain on
                     investments -- net                                       .18           .45         .05          .37
                                                                        ---------     ---------   ---------    ---------
                     Total from investment operations                         .42           .92         .51          .77
                                                                        ---------     ---------   ---------    ---------
                     Less dividends from investment income -- net            (.24)         (.47)       (.46)        (.40)
                                                                        ---------     ---------   ---------    ---------
                     Net asset value, end of period                         $9.84         $9.66       $9.21        $9.16
                                                                        =========     =========   =========    =========

Total Investment     Based on net asset value per share                      4.38%++++    10.24%       5.63%        8.94%++++
Return:**                                                               =========     =========   =========    =========

Ratios to            Expenses, net of reimbursement                           .75%*         .56%        .47%         .31%*
Average                                                                 =========     =========   =========    =========
Net Assets:          Expenses                                                1.34%*        1.41%       1.36%        1.55%*
                                                                        =========     =========   =========    =========
                     Investment income -- net                                4.82%*        5.00%       4.91%        5.57%*
                                                                        =========     =========   =========    =========
Supplemental         Net assets, end of period (in thousands)              $1,003          $883        $647         $517
Data:                                                                   =========     =========   =========    =========
                     Portfolio turnover                                     43.28%        94.90%      81.87%       73.99%
                                                                        =========     =========   =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Maryland Municipal Bond Fund           January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Maryland Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

For the six months ended January 31, 1998, FAM earned fees of $72,308, of which $69,367 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $9,100.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account          Distribution
                          Maintenance Fee          Fee

Class B                        0.25%              0.25%
Class C                        0.25%              0.35%
Class D                        0.10%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD                MLPF&S

Class A                       $193                $2,655
Class D                       $102                $1,501

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $31,194 and $28 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $12,410,046 and $10,789,984, respectively.

Net realized and unrealized gains as of January 31, 1998 were as follows:

                                 Realized            Unrealized
                                  Gains                 Gains

Long-term investments            $200,653            $1,974,120
                                 --------            ----------
Total                            $200,653            $1,974,120
                                 ========            ==========

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,974,120, all of which was related to appreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $25,052,353.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $744,526 and $718,693 for the six months ended
January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                            47,988         $462,018
Shares issued to shareholders
in reinvestment of dividends            3,710           35,844
                                 ------------     ------------
Total issued                           51,698          497,862
Shares redeemed                       (31,996)        (307,848)
                                 ------------     ------------
Net increase                           19,702         $190,014
                                 ============     ============

Class A Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                           120,518       $1,126,625
Shares issued to shareholders
in reinvestment of dividends            5,205           48,633
                                 ------------     ------------
Total issued                          125,723        1,175,258
Shares redeemed                       (62,133)        (579,345)
                                 ------------     ------------
Net increase                           63,590         $595,913
                                 ============     ============

Class B Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                           150,734       $1,460,075
Shares issued to shareholders
in reinvestment of dividends           24,708          238,649
                                 ------------     ------------
Total issued                          175,442        1,698,724
Automatic conversion
of shares                                (173)          (1,653)
Shares redeemed                      (244,737)      (2,356,357)
                                 ------------     ------------
Net decrease                          (69,468)       $(659,286)
                                 ============     ============

Class B Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                           421,213       $3,938,104
Shares issued to shareholders
in reinvestment of dividends           54,885          512,408
                                 ------------     ------------
Total issued                          476,098        4,450,512
Automatic conversion
of shares                              (4,674)         (43,514)
Shares redeemed                      (604,268)      (5,645,241)
                                 ------------     ------------
Net decrease                         (132,844)     $(1,238,243)
                                 ============     ============

Class C Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                            13,181         $126,875
Shares issued to shareholders
in reinvestment of dividends            3,386           32,692
                                 ------------     ------------
Total issued                           16,567          159,567
Shares redeemed                       (56,045)        (537,712)
                                 ------------     ------------
Net decrease                          (39,478)       $(378,145)
                                 ============     ============

Class C Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                           118,650       $1,117,582
Shares issued to shareholders
in reinvestment of dividends            7,916           73,884
                                 ------------     ------------
Total issued                          126,566        1,191,466
Shares redeemed                      (157,665)      (1,466,129)
                                 ------------     ------------
Net decrease                          (31,099)       $(274,663)
                                 ============     ============

Class D Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                            11,111         $108,680
Automatic conversion of shares            173            1,653
Shares issued to shareholders
in reinvestment of dividends            1,220           11,781
                                 ------------     ------------
Total issued                           12,504          122,114
Shares redeemed                        (2,015)         (19,223)
                                 ------------     ------------
Net increase                           10,489         $102,891
                                 ============     ============

Class D Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                            52,917         $493,288
Automatic conversion of shares          4,675           43,514
Shares issued to shareholders
in reinvestment of dividends            2,245           20,953
                                 ------------     ------------
Total issued                           59,837          557,755
Shares redeemed                       (38,605)        (359,455)
                                 ------------     ------------
Net increase                           21,232         $198,300
                                 ============     ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $1,534,000, of which $756,000 expires in 2003 and $778,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.